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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 15, 2003






                          AMCAST INDUSTRIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)



          Ohio                      1-9967                  31-0258080
          ----                      ------                  ----------
(State of Incorporation)         (Commission     (I.R.S. Employer Identification
                                 File Number)                Number)



     7887 Washington Village Drive, Dayton, Ohio                    45459
     -------------------------------------------                    -----
       (Address of principal executive offices)                   (Zip Code)



                                 (937) 291-7000
              (Registrant's telephone number, including area code)




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Item 5. Other Events

Amcast Industrial Corporation announced on July 15, 2003 that Joseph R. Grewe, who has served since April 8, 2002 as the Company's President and Chief Operating Officer, and as a member of the Board of Directors, has been elected to the position of President and Chief Executive Officer effective immediately.

Byron O. Pond, who has served as Chairman of the Board and Chief Executive Officer, will remain as Chairman of the Board.



Item 7. Financial Statements and Exhibits

        (c) Exhibits

        The Following exhibit is filed as part of this Form 8-K:

                  Number                Description of Exhibit

                   99.1           Press Release dated July 15, 2003




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      AMCAST INDUSTRIAL CORPORATION (Registrant)



Date: July 17, 2003                                By: /s/ Francis J. Drew
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                                                    Francis J. Drew
                                                    Vice President, Finance and
                                                    Chief Financial Officer